Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities

Note 20 - COMMITMENTS AND CONTINGENT LIABILITIES

A. ROYALTY COMMITMENTS

Elbit Systems and certain Israeli subsidiaries partially finance their research and development expenditures under grant programs sponsored by the OCS for the support of research and development activities conducted in Israel. At the time the grants were received from the OCS, successful development of the related projects was not assured.

In exchange for participation in the programs by the OCS, Elbit Systems and the subsidiaries agreed to pay 2% - 5% of total sales of products developed within the framework of these programs. The royalties will be paid up to a maximum amount equaling 100% to 150% of the grants provided by the OCS, linked to the dollar and for grants received after January 1, 1999, also bearing annual interest at a rate based on LIBOR. The obligation to pay these royalties is contingent on actual sales of the products, and in the absence of such sales payment of royalties is not required.

In some cases, the Government of Israel's participation (through the OCS) is subject to export sales or other conditions. The maximum amount of royalties is increased in the event of production outside of Israel.

Elbit Systems and certain of its subsidiaries may also be obligated to pay certain amounts to the Israeli Ministry of Defense and others on certain sales including sales resulting from the development of certain technologies.

Royalties' expenses amounted to $2,976, $2,524 and $3,012 in 2012, 2011 and 2010, respectively.

B. COMMITMENTS IN RESPECT OF LONG-TERM PROJECTS

In connection with projects in certain countries, Elbit Systems and some of its subsidiaries have entered and may enter in the future into "buy-back" or "offset" agreements, required by a number of the Company's customers for these projects as a condition to the Company obtaining orders for its products and services. These agreements are customary in the Company's industry and are designed to facilitate economic flow back (buy-back) and/or technology transfer to businesses or government agencies in the applicable country.

These commitments may be satisfied by the Company's placement of direct work or vendor orders for supplies and/or services, transfer of technology, investments or other forms of assistance in the applicable country. The buy-back rules and regulations, as well as the underlying contracts, may differ from one country to another. The ability to fulfill the buy-back obligations may depend, among other things, on the availability of local suppliers with sufficient capability to meet our requirements and which are competitive in cost, quality and schedule. In certain cases, the Company's commitments may also be satisfied through transactions conducted by other parties.

The Company does not commit to buy-back agreements until orders for its products or services are definitive, but in some cases the orders for the Company's products or services may become effective only after the Company's corresponding buy-back commitments are in effect. Buy-back programs generally extend at least over the relevant commercial contract period and may provide for penalties in the event the Company fails to perform in accordance with buy-back requirements. In some cases the Company provides guarantees in connection with the performance of its buy-back obligations.

Should the Company be unable to meet such obligations it may be subject to contractual penalties, and its chances of receiving additional business from the applicable customers could be reduced or, in certain cases, eliminated.

At December 31, 2012, the Company had outstanding buy-back obligations totaling approximately $748,000 that extend through 2020.

C. LEGAL CLAIMS

Elbit Systems and its subsidiaries are involved in legal claims arising in the ordinary course of business, including claims by employees, consultants and others. The Company's management, based on the opinion of its legal counsel, believes that the financial impact for the settlement of such claims in excess of the accruals recorded in the financial statements will not have a material adverse effect on the financial position or results of operations of the Company.

(1) In November 2012, a claim in the amount of approximately $40,000 regarding a commercial dispute was filed in the District Court of Tel-Aviv – Jaffa by Dr. Baruch Aminov against the Company, a European subsidiary of the Company and two of its officers. Based upon a preliminary review the Company believes that there is no merit to the allegations made in the claim and will respond accordingly in court.

(2) In November 2012, Elbit Systems and its subsidiary Elop filed a lawsuit against the Government of Israel, for damages and expenses caused in connection with the cancellation of export licenses for a project of a foreign customer. This followed the unsuccessful efforts to reach an appropriate compensatory settlement with the Government. The approximately $74,000 lawsuit was filed with the District Court of the Central Region of Israel. (See also Note 1(C).) .

(3) In 2009, a claim in the amount of approximately $10,000 was filed in the District Court – Central District of Israel by Pinpoint Advance Corporation ("Pinpoint") and four of its founders against Elbit Systems Holdings (1997) Ltd., as well as against a Company officer. Pinpoint is a special purpose acquisition company that was in negotiations with the Company and other shareholders of Kinetics, regarding the sale of shares in Kinetics during 2008. The transaction was not completed and negotiations were terminated. Pinpoint claims that the agreement was completed and thus entered into effect. Alternatively, Pinpoint claims that the Company's decision not to complete the agreement was made in bad faith, and that under the circumstances Pinpoint and its founders are entitled to pecuniary compensation equal to their rights and entitlements under the alleged breached contract. The Company believes there is no merit to the allegations made in the claim and has responded accordingly to the court. The claim is in the preliminary proceedings stage.

(4) In 2009, Elbit Systems filed a claim in the U.S. District Court for the Southern District of Illinois against Credit Suisse Group ("CSG"). The complaint seeks to recover approximately $16,000 that Elbit Systems believes was fraudulently obtained by CSG and by its subsidiary Credit Suisse Securities (USA) from Tadiran Communications Ltd. ("Tadiran Communications") in 2007 in connection with auction rate securities purchased by Tadiran Communications through CSG. In 2008, Tadiran Communication was merged into Elbit Systems, and Tadiran Communications' activities are currently performed as part of Elbit Systems' wholly-owned Israeli subsidiary, Elbit Systems Land and C4I Ltd. CSG filed a motion to dismiss the claim based on a release signed by Tadiran Communications in 2007. In 2009, the case was moved to the U.S. District Court for the Southern District of New York. In January 2013, the court ruled in Elbit Systems' favor on the motion to dismiss filed by CSG, and the case is proceeding to the discovery stage.

(5) In 2010, a claim was filed in the Supreme Court of the State of New York, County of New York by certain minority security holders of ImageSat International N.V ("ImageSat") against ImageSat, IAI, Elbit Systems and Elop claiming a breach of the Security Holders Agreement between various security holders of ImageSat, based on an alleged failure to appoint independent directors to the ImageSat board of directors. Elop holds approximately 14% (7% on a fully diluted basis) of ImageSat's issued share capital and is entitled to nominate one director to ImageSat's board. Elbit Systems and Elop believe the claim is baseless and have filed corresponding responses to the court. In 2012, plaintiffs moved to enjoin defendants from taking any action to seat two specific individuals as independent directors on the ImageSat board of directors, however, this motion was denied by the court. Plaintiffs have filed a notice of appeal.

In 2010, Elbit Systems and Elop were served with an Application to Approve a Derivative Action (the "Application") filed in the District Court of Petach Tikva, Israel, by certain minority shareholders of ImageSat. The Application named a number of respondents, including, among others, ImageSat, IAI, Elop, Elbit Systems and several former directors of ImageSat, including, among others, Michael Federmann, Joseph Ackerman and Joseph Gaspar (Elbit Systems, Elop and the above-named former directors are referred to as the "Elbit Defendants"). The Application requested the court to approve the filing of a derivative action on behalf of ImageSat for alleged breaches by some of the respondents of the applicants' rights as minority shareholders in ImageSat. The claims contained various allegations that the defendants breached their fiduciary and/or contractual obligations to the detriment of the plaintiffs. In 2011, the court granted the Elbit Defendants motions to dismiss the Application, and in June 2011 the Applicants filed a Notice of Appeal of the court's ruling with the Israeli Supreme Court. A hearing is scheduled for September 2013. The Elbit Defendants believe that there is no merit to the allegations made against them in this matter.

In January 2012, a group of minority shareholders of ImageSat (the "Petitioners"), provided ImageSat with a letter of notice, according to which the Petitioners intend to file a petition before the Joint Court of Justice of Aruba, Curacao, Saint Maarten and of Bonaire, St. Eustatia, and Sabato to make inquiry as to the policy and course of affairs at ImageSat and for other remedies authorized under the Civil Code of Curacao (the "Letter of Notice"). Although the Letter of Notice is directed at ImageSat, it contains various allegations against, among others, the Elbit Defendants (as described above in connection with the Israeli proceedings). The nature of the allegations is substantially similar to previously made in the Israeli action as described above. In March 2013, the court denied the Petitioners' request in the Letter of Notice. The Petitioners have the right to appeal the court's ruling.

IAI has agreed to indemnify Elbit Systems, Elop and the directors nominated by Elop to ImageSat's board, for any losses arising out of any of the foregoing claims or legal proceedings, net of insurance proceeds received from ImageSat's insurance policies and any indemnification proceeds received from ImageSat.

(6) The Company is involved in other legal proceedings from time to time. Based on the advice of legal counsel, management believes such current proceedings will not have a material adverse effect on the Company's financial position or results of operations.

D. LEASE COMMITMENTS

The future minimum lease commitments of the Company under various non-cancelable operating lease agreements in respect of premises, motor vehicles and office equipment as of December 31, 2012 are as follows:

2013	$34,084
2014	29,197
2015	21,045
2016	18,698
2017	13,800
2018 and thereafter (*)	93,083
$209,907

Lease expenses for the years ended December 31, 2012, 2011 and 2010 amounted to $16,466, $17,837 and $15,233, respectively.

(*) During 2012 the Company entered into lease agreement for a new complex with Ogen Yielding Real Estate Ltd. The lease period of the new complex is 15 years that will begin after the conclusion of the construction during 2015. The expected lease fee will be approximately $3,000 per annum.

E. GUARANTEES

(1) As of December 31, 2012, guarantees in the amount of approximately $1,069,700 were issued by banks on behalf of Company's entities mainly in order to secure certain advances from customers and performance bonds.

(2) Elbit Systems has provided, on a basis proportional basis to its ownership interest, guarantees for three of its investees in respect of credit lines granted to them by banks amounting to $7,514 as of December 31, 2012 (2011 - $7,656). The guarantees will exist as long as the credit lines are in effect. Elbit Systems would be liable under the guarantee for any debt for which the investees would be in default under the terms of the credit lines. The fair value of such guarantees, as of December 31, 2012, was not material.

In 2012, the Company has recorded an accrual for a contingent liability of $2,100, regarding a guarantee that was provided on a basis proportional to the company's ownership interest, in respect of a credit line of one of our investees.

F. COVENANTS

In connection with bank credits and loans, including performance guarantees issued by banks and bank guarantees in order to secure certain advances from customers, the Company and certain subsidiaries are obligated to meet certain financial covenants. Such covenants include requirements for shareholders' equity, current ratio, operating profit margin, tangible net worth, EBITDA, interest coverage ratio and total leverage. As a result of recognition of the expense due to the cessation of a program with a foreign customer in December 2011 (See Note 1(C)), as of December 31, 2011, the Company did not meet one of its covenants. Subsequent to the balance sheet date, in March 2012, the banks waived such covenant through March 31, 2013, and accordingly the Company's bank credits and loans were not negatively affected as of December 31, 2011. As of December 31, 2012, the Company met all financial covenants.

G. CONTINGENT LIABILITIES AND GUARANTEES

As of December 31, 2012, one of the Company's subsidiaries had a project in a total amount of approximately $11,500. The subsidiary provided the Customer advance and performance guarantees related to the abovementioned project in the amount of approximately $2,700. The Company's management, based on the opinion of legal counsel, believes that termination of the above project will not have a material adverse effect on the financial position or results of operations of the Company.

H. CONTRACTUAL OBLIGATIONS

Substantially all of the Company's purchase commitments relate to obligations under purchase orders and subcontracts entered into by the Company. These purchase orders and subcontracts are typically in standard formats proposed by the Company, with the subcontracts and purchase orders also reflecting provisions from the Company's applicable prime contract that apply on a flow down basis to subcontractors and vendors. The terms typically included in these purchase orders and subcontracts are consistent with Uniform Commercial Code provisions in the United States for sales of goods, as well as with specific terms called for by its customers in international contracts. These terms include the Company's right to terminate the purchase order or subcontract in the event of the vendor's or subcontractor's default, as well as the Company's right to terminate the order or subcontract for the Company's convenience (or if the Company's prime contractor has so terminated the prime contract). Such purchase orders and subcontracts typically are not subject to variable price provisions. As of December 31, 2012 and 2011, the purchase commitments were $949,000 and $1,026,000, respectively.

I. In order to secure bank loans and bank guarantees in the amount of $1,069,700 as of December 31, 2012, certain Company entities recorded fixed liens on most of their machinery and equipment, mortgages on most of their real estate and floating charges on most of their assets.

J. A lien on the Company's Approved Enterprises has been registered in favor of the State of Israel (see Note 18(A) (3) above).